UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On January 29, 2018, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) issued a news release announcing our results of operations for the three months and year ended December 31, 2017.

The news release also contains detailed guidance assumptions on our projections for 2018. We project our Net income per Common Share (fully diluted) for the three months ending March 31, 2018 and year ending December 31, 2018, to be between $0.65 and $0.71 and $2.40 and $2.50, respectively.

We also project our Funds from Operations (“FFO”) per Common Share (fully diluted) for the three months ending March 31, 2018 and year ending December 31, 2018 to be between $1.00 and $1.06 and $3.80 and $3.90, respectively. We project our Normalized Funds from Operations (“Normalized FFO”) per Common Share (fully diluted) for the three months ending March 31, 2018 and year ending December 31, 2018 to be between $1.00 and $1.06 and $3.80 and $3.90, respectively.

The projected 2018 per Common Share amounts represent a range of possible outcomes and the mid-point of each range reflects management’s best estimate of the most likely outcome. Actual results could vary materially from these amounts if any of our assumptions are incorrect. The news release is furnished as Exhibit 99.1 to this report on Form 8-K. The news release was also posted on our website, www.equitylifestyleproperties.com, on January 29, 2018.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Adoption of 2018 Restricted Stock Award Program under 2014 Equity Incentive Plan

On January 29, 2018, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board of Directors approved the 2018 Restricted Stock Award Program (the “2018 Restricted Stock Award Program”) for our named executive officers pursuant to the authority set forth in the Company’s 2014 Equity Incentive Plan (the “Equity Plan”).

2018 Awards

The 2018 Restricted Stock Award Program provides for restricted stock awards for the named executive officers with a three-year vesting period (the “2018 Awards”), with one-third vesting on December 28, 2018 and the remaining two-thirds vesting on each of December 28, 2019 and December 28, 2020, respectively (the “Extended Vesting Portion”). One-half of the Extended Vesting Portion of the 2018 Awards provide soley for time-based vesting and will vest in equal installments on December 28, 2019 and December 28, 2020. The remaining one-half of the Extended Vesting Portion of the 2018 Awards provide for performance-based vesting and will vest, subject to the satisfaction of the performance conditions to be established by the Compensation Committee, in equal installments on December 28, 2019 and December 28, 2020.

Transition Awards

Each of our named executive officers is also receiving a one-time transition award of time-based restricted stock (the “Transition Awards”) as a transition from our prior practice of granting annual restricted stock awards which vested in full on December 31 of the relevant grant year. These Transition Awards are intended to mitigate the impact of a reduction in the realized pay for our named executive officers in 2018 and 2019 resulting from the three-year vesting period for the 2018 Awards. Two-thirds of each Transition Award will vest on December 28, 2018, and the remaining one-third will vest on December 28, 2019. The Transition Awards are not subject to performance goals. The Compensation Committee does not view these awards as a continuing feature of the 2018 Restricted Stock Award Program, and there is no intent to replicate these Transition Awards in future years.

The 2018 Awards and Transition Awards for each named executive officer are as follows:

Name	Title	2018 Award	Transition Award
Marguerite Nader	President and Chief Executive Officer	19,500 Shares	19,500 Shares
Paul Seavey	Executive Vice President, Chief Financial Officer and Treasurer	16,000 Shares	16,000 Shares
Patrick Waite	Executive Vice President and Chief Operating Officer	16,000 Shares	16,000 Shares
Roger Maynard	Executive Vice President - Investments	8,750 Shares	8,750 Shares

The grant price for the 2018 Awards and the Transition Awards will be the stock price at the end of day on February 1, 2018. The 2018 Awards and Transition Awards are subject to the terms and conditions set forth in the Equity Plan and in the applicable award agreements.

Item 8.01    Other Events

On January 26, 2018, we announced the tax treatment of our 2017 common and preferred stock distributions. The following table summarizes the income tax treatment of our 2017 common distributions.

Common Stock (CUSIP No. 29472R108)

Record Date	Payable Date	Distribution Per Share	Total Distribution Allocable to 2017	Long-Term Capital Gains Dividend	Ordinary Taxable Dividend
12/30/2016	1/13/2017	$0.425000	$0.425000	$0.128545	$0.296455
3/31/2017	4/14/2017	$0.487500	$0.487500	$0.147450	$0.340050
6/30/2017	7/14/2017	$0.487500	$0.487500	$0.147450	$0.340050
9/29/2017	10/13/2017	$0.487500	$0.487500	$0.147450	$0.340050
12/29/2017	1/12/2018	$0.487500	$0.487500	$0.147450	$0.340050
TOTALS		$2.375000	$2.375000	$0.718345	$1.656655

The common stock distribution with a record date of December 30, 2016 was allocated to 2017 for federal income tax purposes.

Series C Cumulative Redeemable Perpetual Preferred Stock (CUSIP No. 29472R405)

Record Date	Payable Date	Distribution Per Share (1)	Long-term Capital Gains Dividend	Ordinary Taxable Dividend
3/10/2017	3/31/2017	$0.421875	$0.127601	$0.294274
6/15/2017	6/30/2017	$0.421875	$0.127601	$0.294274
9/15/2017	10/2/2017	$0.421875	$0.127601	$0.294274
TOTALS		$1.265625	$0.382803	$0.882822

1. The distributions represent the distributions on each Depository Share (representing 1/100 of a share of Series C Preferred Stock). The Series C Preferred Stock was redeemed on September 25, 2017.

Stockholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from us.

In accordance with General Instruction B.2. of Form 8-K, the information included in Items 2.02 and 9.01 of this Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any registration statement filed by Equity Lifestyle Properties, Inc. under the Securities Act of 1933, as amended.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2018 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the properties under the Codification Topic “Revenue Recognition;”

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 406 quality properties in 32 states and British Columbia consisting of 151,323 sites. We are a self-administered, self-managed, real estate investment trust ("REIT") with headquarters in Chicago.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

99.1 Equity LifeStyle Properties, Inc. press release dated January 29, 2018, “ELS Reports Fourth Quarter Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By: /s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: January 30, 2018